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                 [SHATSWELL, MacLEOD & COMPANY, P.C. LETTERHEAD]



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the inclusion in the Current Report on Form 8-K of CFX of our report dated July 20, 1995 on our audit of the financial statements of Milford Co/operative Bank as of June 30, 1995 and for the year then ended.


                                        /s/ Shatswell, MacLeod & Company, P.C.
                                            Shatswell, MacLeod & Company, P.C.


W. Peabody, Massachusetts
April 5, 1996